UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  December 14, 2011

PartnerRe Ltd.
(Exact Name of Registrant
as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536	Not Applicable
(Commission File Number)	(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda	HM 08
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On December 14, 2011, PartnerRe Ltd. (the “Company”) issued a press release providing information on  further action taken in relation to exposures impacted by the Tohoku Earthquake in Japan. A copy of the press release is attached hereto as Exhibits 99.1 to this Form 8-K and is hereby incorporated by reference into this Item 8.01.

Item 9.01    Financial Statements and Exhibits

(d)        Exhibits.

Exhibit No.	Description

99.1	Press Release of PartnerRe Ltd., dated December 14, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)

Date:	December 20, 2011	By:	/s/ Jean-Paul Dyer
			Name:	Jean-Paul Dyer
			Title:	Associate General Counsel

Index to Exhibits

Exhibit No.	Description

99.1	Press Release of PartnerRe Ltd., dated December 14, 2011